================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 1, 2005

                           EDGEWATER TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                    0-20971                 71-0788538
(State or other jurisdiction of       (Commission              (IRS Employer
         incorporation)                File No.)             Identification No.)

                             20 Harvard Mill Square
                         Wakefield, Massachusetts 01880
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (781) 246-3343

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



================================================================================

Item 5.02. Departures of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

   (a)     Not applicable.

   (b)     Not applicable.

   (c)     Not Applicable.

   (d) Today, Edgewater Technology, Inc. (the "Company" or "Edgewater Technology") announced the election of Nancy Leaming to its Board of Directors (the "Board"), effective November 29, 2005.

               In connection with the Board's creation of a vacancy and Ms. Leaming's election to the Board, Ms. Leaming was also nominated and elected to serve on the Company's Audit Committee with Wayne Wilson and Paul Flynn. At the same time, Paul Guzzi resigned his position as a member of the Company's Audit Committee.

               A press release announcing the election of Ms. Leaming, information regarding Ms. Leaming's qualifications, business experience and the strengths she brings to the Company's Board is filed as an exhibit to this Form 8-K.



Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number             Description of Exhibit
--------------             ----------------------

       99.1 Press Release issued by Edgewater Technology dated December 1, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          EDGEWATER TECHNOLOGY, INC.


Dated:     December 1, 2005               By:   /s/ Kevin R. Rhodes
                                                --------------------------------
                                                Name:  Kevin R. Rhodes
                                                Title: Chief Financial Officer